OPPENHEIMER GLOBAL FUND

FORM N-1A

PART C

OTHER INFORMATION

Item 23.  Exhibits

(a)      Amended and Restated Declaration of Trust dated as of 8/1/95: Previously filed with Registrant's
Post-Effective Amendment No. 65, 7/27/95, and incorporated herein by reference.

(b)      By-Laws Amended as of 8/6/87: Previously filed with Registrant's Post-Effective Amendment No. 63,
12/1/94, and incorporated herein by reference.

(c)      (i)      Specimen Class A Share Certificate: Filed herewith.

         (ii) Specimen Class B Share Certificate: Filed herewith.

         (iii) Specimen Class C Share Certificate: Filed herewith.

(iv)  Specimen Class N Share Certificate: Filed herewith.

         (v) Specimen Class Y Share Certificate: Filed herewith.

(d)      Amended and Restated Investment Advisory Agreement dated as of 01/19/01: Previously filed with
Registrant's Post-Effective Amendment No. 75, 1/18/01, and incorporated herein by reference.

(e)      (i)      General Distributor's Agreement dated 12/10/92: Previously filed with Registrant's
Post-Effective Amendment No. 59, 1/29/93, refiled with Registrant's Post-Effective Amendment No. 63, 12/1/94, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

(ii)     Form of Dealer Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Pre-Effective
Amendment No. 2 to the Registration Statement of Oppenheimer Trinity Value Fund (Reg. No. 333-79707), 8/25/99,
and incorporated herein by reference.

            (iii)          Form of Agency Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with
Pre-Effective Amendment No. 2 to the Registration Statement of Oppenheimer Trinity Value Fund (Reg. No.
333-79707), 8/25/99, and incorporated herein by reference.

         (iv)     Form of Broker Agreement of OppenheimerFunds, Distributor, Inc.: Previously filed with
Pre-Effective Amendment No. 2 to the Registration Statement of Oppenheimer Trinity Value Fund (Reg. No.
333-79707), 8/25/99, and incorporated herein by reference.

(f)      (i) Retirement Plan for Non-Interested Trustees or Directors dated June 7, 1990: Previously filed with
Post-Effective Amendment No. 97 to the Registration Statement of Oppenheimer Fund (File No. 2-14586), 8/30/90,
refiled with Post-Effective Amendment No. 45 of Oppenheimer Growth Fund (Reg. No. 2-45272), 8/22/94, pursuant to
Item 102 of Regulation S-T, and incorporated herein by reference.

         (ii) Form of Deferred Compensation Plan for Disinterested Trustees/Directors: Previously filed with
Post-Effective Amendment No. 26 to the Registration Statement of Oppenheimer Gold & Special Minerals Fund (Reg.
No. 2-82590), 10/28/98, and incorporated by reference.

(g)      (i)      Amended and Restated Custody Agreement dated 11/12/92: Previously filed with Registrant's
Post-Effective Amendment No. 59, 1/29/93, refiled with Registrant's Post-Effective Amendment No. 63, 12/1/94, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

         (ii)     Foreign Custody Manager Agreement between Registrant and The Bank of New York: Previously filed with Pre-Effective Amendment No. 2 to the Registration Statement of Oppenheimer World Bond Fund (Reg. No.
333-48973), 4/23/98, and incorporated herein by reference.

(h)      Not applicable.

(i)      (i) Opinion and Consent of Counsel dated 3/2/87: Previously filed with Registrant's Post-Effective
Amendment No. 52, 1/27/89, and refiled with Registrant's Post-Effective Amendment No. 63, 12/1/94, pursuant to
Item 102 of Regulation S-T, and incorporated herein by reference.

(ii) Opinion and Consent of Counsel for Class Y shares dated 11/13/98: Previously filed with Registrant's
Post-Effective Amendment No. 71, 11/17/98, and incorporated herein by reference.

(j)      Independent Auditors' Consent: Filed herewith.

(k)      Not applicable.

Investment Letter from OppenheimerFunds, Inc. to Registrant: Filed herewith.

(m)      (i)      Service Plan and Agreement for Class A Shares dated as of 6/10/93: Previously filed with
Registrant's Post-Effective Amendment No. 60, 11/24/93, and incorporated herein by reference.

(ii)     Distribution and Service Plan and Agreement for Class B Shares dated as of 2/20/97 pursuant to Rule
12b-1: Previously filed with Registrant's Post-Effective Amendment No. 70, 9/15/98, and incorporated herein by reference.

Distribution and Service Plan and Agreement for Class C Shares dated as of 2/20/97 pursuant to Rule 12b-1:
Previously filed with Registrant's Post-Effective Amendment No. 70, 9/15/98, and incorporated herein by reference.

(iv) Distribution and Service Plan Agreement for Class N Shares: Filed herewith.

(n)      Oppenheimer Funds Multiple Class Plan under Rule 18f-3 updated through 8/22/00:  Previously filed with
Pre-Effective Amendment No. 62 to the Registration Statement of Oppenheimer Money Market Fund, Inc. (Reg. No.
2-49887), 11/22/00, and incorporated herein by reference.

         (o)      Power of Attorney for all Trustees/Directors and Officers except John Murphy (including
Certified Board Resolutions): Previously filed with Pre-Effective Amendment No. 1 to the Registration Statement
of Oppenheimer Emerging Growth Fund (Reg. No. 333-44176), 10/5/00, and incorporated herein by reference.

Power of attorney for John Murphy (including Certified Board Resolution): Previously filed with Post-Effective
Amendment No. 45 to the Registration Statement of Oppenheimer U.S. Government Trust (Reg. No. 2-76645, 10/22/01),
and incorporated herein by reference.

(p)      Amended and Restated Code of Ethics of the Oppenheimer Funds dated March 1, 2000 under Rule 17j-1 of the
Investment Company Act of 1940: Previously filed with the Initial Registration Statement of Oppenheimer Emerging
Growth Fund (Reg. No. 333-44176), 8/21/00, and incorporated herein by reference.

Item 24.  Persons Controlled by or Under Common Control with the Fund

None.

Item 25.  Indemnification
Reference is made to the provisions of Article Seven of Registrant's Amended and Restated Declaration of Trust
filed as Exhibit 23(a) to this Registration Statement, and incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of
1933 and will be governed by the final adjudication of such issue.

Item 26. - Business and Other Connections of the Investment Adviser

(a)      OppenheimerFunds, Inc. is the investment adviser of the Registrant; it and certain subsidiaries and affiliates act in the same capacity to other investment companies, including without limitation those described in Parts A and B hereof and listed in Item 26(b) below.

(b)      There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of OppenheimerFunds, Inc. is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name and Current Position  Other Business and Connections
with OppenheimerFunds, Inc.         During the Past Two Years

Timothy L. Abbuhl,
Assistant Vice President   None

Amy Adamshick,    Formerly at Scudder Kemper Investments
Vice President    (July 1998 - May 2000)

Charles E. Albers,
Senior Vice President      None

Edward Amberger,
Assistant Vice President   None.

Janette Aprilante,
Assistant Vice President   None.

Hany S. Ayad,
Assistant Vice President   None.

Victor W. Babin,
Senior Vice President      None.

Bruce L. Bartlett,
Senior Vice President      None.

Victoria Baska
Assistant Vice President   None.

George Batejan,
Executive Vice President/
Chief Information Officer  None.

Connie Bechtolt,
Assistant Vice President   None.

Kathleen Beichert,
Vice President    None.

Rajeev Bhaman,
Vice President    None.

Mark Binning
Assistant Vice President   None.

Robert J. Bishop,
Vice President    None.

John R. Blomfield,
Vice President    None.

Chad Boll,
Assistant Vice President   None

Lowell Scott Brooks,
Vice President    None.

Scott Burroughs,
Vice President    None.

Adele A. Campbell,
Assistant Vice President & Assistant
Treasurer: Rochester Division       None.

Michael A. Carbuto,
Vice President    An officer and/or portfolio manager of certain Oppenheimer funds; Vice President of Centennial
Asset Management Corporation.

Peter V. Cocuzza,
Vice President    None.

Julie C. Cusker,
Assistant Vice President:
Rochester Division         None.

O. Leonard Darling,
Vice Chairman, Executive Vice
President and Chief Investment
Officer and Director       Chairman of the Board and a director (since June 1999) and Senior Managing Director
(since December 1998) of HarbourView Asset Management Corporation; a director (since July 2001) of Oppenheimer
Acquisition Corp.; a director (since March 2000) of OFI Private Investments, Inc.; Chairman of the Board, Senior
Managing Director and director (since February 2001) of OAM  Institutional, Inc.; Trustee (since 1993) of
Awhtolia College-Greece.

John Davis
Assistant Vice President   None.

Robert A. Densen,
Senior Vice President      None.

Ruggero de'Rossi
Vice President    Formerly, Chief Strategist at ING Barings (July
1998 - March 2000).

Craig P. Dinsell
Executive Vice President   None.

Randall C. Dishman
Assistant Vice President   None.

Steven D. Dombrower        None.
Assistant Vice President

Bruce C. Dunbar,
Vice President    None.

Richard Edminston
Assistant Vice President   None.

Daniel R. Engstrom,
Assistant Vice President   None.

Armand B. Erpf,
Assistant Vice President   None.

George R. Evans,
Vice President    None.

Edward N. Everett,
Assistant Vice President   None.

George Fahey,
Vice President    None.

Leslie A. Falconio,
Vice President    None.

Scott T. Farrar,
Vice President    Assistant Treasurer of Oppenheimer Millennium Funds plc; an officer of other Oppenheimer funds.

Katherine P. Feld,
Vice President, Senior Counsel
and Secretary     Vice President and Secretary of OppenheimerFunds Distributor, Inc.; Secretary and Director of
Centennial Asset Management Corporation; Vice President and Secretary of Oppenheimer Real Asset Management, Inc.;
Secretary of HarbourView Asset Management Corporation, Oppenheimer
         Partnership Holdings, Inc., Shareholder Financial Services, Inc. and Shareholder Services, Inc., OFI
Private Investments Inc. and OAM Institutional, Inc.

Ronald H. Fielding,
Senior Vice President; Chairman:
Rochester Division         Director of ICI Mutual Insurance Company; Governor of St. John's College; Director of
International Museum of Photography at George Eastman House; an officer and/or portfolio manager of certain
Oppenheimer funds.

P. Lyman Foster   Formerly, Vice President of Prudential Investments Senior Vice President       (August 1999-
April 2000).

David J. Foxhoven,
Assistant Vice President   None.

Colleen M. Franca,
Assistant Vice President   None.

Crystal French
Vice President    None.

Dan P. Gangemi,
Vice President    None.

Subrata Ghose,
Assistant Vice President   Formerly, Equity Analyst at Fidelity Investments (1995 - March 2000).

Charles W. Gilbert,
Assistant Vice President   None.

Alan C. Gilston,
Vice President    None.

Jill E. Glazerman,
Vice President    None.

Paul M. Goldenberg,
Vice President

Mikhail Y. Goldverg,
Vice President    None.

Laura Granger,
Vice President    Formerly, Portfolio Manager at Fortis Advisors
         (July 1998 - October 2000).

Jeremy H. Griffiths,
Executive Vice President,
Chief Financial Officer and
Director Chief Financial Officer, Treasurer and director of Oppenheimer Acquisition Corp.; Executive Vice
President of HarbourView Asset Management Corporation; President. and director of OppenheimerFunds International
Ltd.; President, Chief Executive Officer, Chairman of the Board and director of Oppenheimer Trust Company;
director of Trinity Investment Management Corp., Secretary/Treasurer and director of OppenheimerFunds Legacy
Program (a Colorado non-profit corporation); Executive Vice President of OAM Institutional, Inc. and  a Member
and Fellow of the Institute of Chartered Accountants.

Robert Grill,
Senior Vice President      None.

Robert Guy,
Senior Vice President      None.

Robert Haley,
Assistant Vice President   None.

Kelly Haney,
Assistant Vice President   None.

Thomas B. Hayes,
Vice President    None.

Dorothy F. Hirshman,
Vice President    None.

Merryl I. Hoffman,
Vice President and
Senior Counsel    Secretary of Oppenheimer Trust Company.

Merrell I. Hora,
Vice President    None.

Scott T. Huebl,
Vice President    None.

Margaret Hui,
Assistant Vice President   Formerly Vice President - Syndications of Sanwa Bank California (January 1998 -
September 1999).
James Hyland,
Assistant Vice President   Formerly Manager of Customer Research for Prudential Investments (February 1998 - July
1999).

Steve P. Ilnitzki,
Senior Vice President      Formerly Vice President of Product Management at Ameritrade (until March 2000).

Kathleen T. Ives,
Vice President    None.
and Assistant Counsel

William Jaume,
Vice President    Senior Vice President (since April 2000) of HarbourView Asset Management Corporation; and of
OAM Institutional, Inc. (since February 2001).

Frank V. Jennings,
Vice President    None.

Lewis A. Kamman,
Vice President    None.

Jennifer E. Kane,
Assistant Vice President   None.

Lynn O. Keeshan
Senior Vice President      None.

Thomas W. Keffer,
Senior Vice President      None.

Kristina J. Keller,
Vice President    None.

Michael Keogh,
Vice President    None.

Michael Kirkpatrick,
Assistant Vice President   None.

Walter G. Konops,
Assistant Vice President   None.

Avram D. Kornberg,
Senior Vice President      None.

Dimitrois Kourkoulakos,
Assistant Vice President.  None.

John S. Kowalik,
Senior Vice President      None.

Joseph Krist,
Assistant Vice President   None.

Christopher M. Leavy
Senior Vice President      Formerly Vice President and Portfolio Manager at Morgan Stanley Investment Management
(1997-September 2000).

Dina C. Lee,
Assistant Vice President and
Assistant Counsel Formerly an attorney with Van Eck Global (until December 2000).

Michael S. Levine,
Vice President    None.

Shanquan Li,
Vice President    None.

Mitchell J. Lindauer,
Vice President and Assistant
General Counsel   None.

Malissa B. Lischin
Assistant Vice President   Formerly Associate Manager, Investment Management Analyst at Prudential (1996 - March
2000).

David P. Lolli,
Assistant Vice President

Daniel G. Loughran,
Vice President: Rochester Division  None.

David Mabry,
Vice President    None.

Steve Macchia,
Vice President    None.

Marianne Manzolillo,
Assistant Vice President   Formerly Vice President for DLJ High Yield Research Department (February 1993 - July
2000).

Philip T. Masterson,
Vice President    None.
and Associate Counsel

Lisa Migan,
Vice President    None.

Andrew J. Mika
Senior Vice President      Formerly a Second Vice President for Guardian Investments (June 1990 - October 1999).

Joy Milan
Assistant Vice President   None.

Denis R. Molleur,
Vice President and
Senior Counsel    None.

Nikolaos D. Monoyios,
Vice President    None.

John Murphy,
Chairman, President, Chief Executive
Officer  President, Chief Executive Officer and director of OFI Private Investments, Inc., an investment adviser subsidiary of the Manager; Chairman and director of Shareholder Services, Inc. and Shareholder Financial
Services, Inc., transfer agent subsidiaries of the Manager; President and director of Oppenheimer Acquisition
Corp., the Manager's parent holding company; President and director of Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; President and director of  OppenheimerFunds International Ltd., an offshore fund management subsidiary of the Manager and of Oppenheimer Millennium Funds plc; director of
HarbourView Asset Management Corporation and Oppenheimer Real Asset Management, Inc., investment adviser subsidiaries of the Manager; President and director of OppenheimerFunds Legacy Program, a Colorado non-profit corporation; director of OAM Institutional Inc.; President and a trustee of other Oppenheimer funds; director of
David L. Babson Acquisition Corp.

Thomas J. Murray,
Vice President

Kenneth Nadler,
Vice President    None.

David Negri,
Senior Vice President      None.

Barbara Niederbrach,
Assistant Vice President   None.

Robert A. Nowaczyk,
Vice President    None.

Raymond C.  Olson,
Assistant Vice President   None.

Gina M. Palmieri,
Vice President

Frank J. Pavlak,
Vice President    None.

James F. Phillips
Assistant Vice President   None.

Jane C. Putnam,
Vice President    None.

Michael E. Quinn,
Vice President    None.

Julie S. Radtke,
Vice President    None.

Norma J. Rapini,
Assistant Vice President:  None.
Rochester Division

Thomas P. Reedy,
Vice President    Vice President (since April 1999) of HarbourView Asset Management Corporation.

John Reinhardt,
Vice President: Rochester Division  None.

David Robertson,
Senior Vice President      Formerly Director of Sales and Marketing at Schroder Investment Management North
America (March 1998 - March 2000).

Antoinette Rodriguez,
Assistant Vice President   None.

Jeffrey S. Rosen,
Vice President    None.

Richard H. Rubinstein,
Senior Vice President      None.

Lawrence E. Rudnick,
Assistant Vice President   None.

James H. Ruff,
Executive Vice President   President and director of OppenheimerFunds  Distributor, Inc.; Executive Vice
President (since March 2000) of OFI Private Investments, Inc.

Andrew Ruotolo
Executive Vice President   President and director of Shareholder Services, Inc.; formerly Chief Operations
Officer for American International Group (August 1997-September 1999).

Rohit Sah,
Assistant Vice President   None.

Valerie Sanders,
Vice President    None.

Kenneth Schlupp
Vice President    Assistant Vice President (since March 2000) of OFI Private Investments, Inc.

Jeff R. Schneider,
Vice President    None.

Ellen P. Schoenfeld,
Vice President    None.

Allan P. Sedmak
Assistant Vice President   None.

Jennifer L. Sexton,
Vice President    None.

Martha A. Shapiro,
Vice President    None.

Steven J. Sheerin,
Vice President    Formerly Consultant with PricewaterhouseCoopers (November 2000 - May 2001), prior to which he was a Vice President of Merrill Lynch Pierce Fenner & Smith, Inc. (July 1998 - October 2000).

Richard A. Soper,
Vice President    None.

Keith J. Spencer,
Vice President    None.

Cathleen R. Stahl,
Assistant Vice President   Assistant Vice President & Manager of Women & Investing Program

Richard A. Stein,
Vice President: Rochester Division  None.

Arthur P. Steinmetz,
Senior Vice President      None.

Jayne M. Stevlingson,
Vice President    None.

Gregory J. Stitt,
Vice President    None.

John P. Stoma,
Senior Vice President      None.

Deborah A. Sullivan,
Assistant Vice President,
Assistant Counsel Formerly, Associate General Counsel, Chief Compliance Officer, Corporate Secretary and Vice
President of Winmill & Co., Inc. (formerly Bull & Bear Group, Inc.), CEF Advisers, Inc. (formerly Bull & Bear
Advisers, Inc.), Investor Service Center, Inc. and Midas Management Corporation (November 1997 - March 2000).

Mary Sullivan,
Assistant Vice President   None.

Kevin L. Surrett,
Assistant Vice President   None.

Susan B. Switzer,
Vice President    None.

Anthony A. Tanner,
Vice President: Rochester Division  None.

Paul E. Temple,
Vice President    Formerly (until May 2000) Director of Product Development at Prudential.

Mark S. Vandehey,
Vice President    None.

Maureen VanNorstrand,
Vice President    None.

Phillip F. Vottiero,
Vice President    None.

Samuel Sloan Walker,
Vice President    None.

Teresa M. Ward,
Vice President    None.

Jerry A. Webman,
Senior Vice President      None.

Christopher D. Weiler,
Assistant Vice President:
Rochester Division         None.

Barry D. Weiss,
Vice President    Formerly with Fitch IBCA (1996 - January 2000)

Christine Wells,
Vice President    None.

Joseph J. Welsh,
Vice President    None.

Catherine M. White,
Assistant Vice President   Formerly, Assistant Vice President with Gruntal & Co. LLC (September 1998 - October
2000); member of the American Society of Pension Actuaries (ASPA) since 1995.

William L. Wilby,
Senior Vice President      Senior Investment Officer, Director of International Equities; Senior Vice President
of HarbourView Asset Management Corporation.

Donna M. Winn,
Senior Vice President      Senior Vice President (since March 2000) of OFI Private Investments, Inc.

Kenneth Winston,
Senior Vice President      Principal at Richards & Tierney, Inc. (until June 2001).

Brian W. Wixted,
Senior Vice President and
Treasurer         Treasurer (since March 1999) of HarbourView Asset Management Corporation, Shareholder Services,
Inc., Oppenheimer Real Asset Management Corporation, Shareholder Financial Services, Inc. and Oppenheimer
Partnership Holdings, Inc., of OFI Private Investments, Inc. (since March 2000) and of OppenheimerFunds
International Ltd. and Oppenheimer Millennium Funds plc (since May 2000); of OAM Institutional, Inc. (since
February 2001); Treasurer and Chief Financial Officer (since May 2000) of Oppenheimer Trust Company; Assistant
Treasurer (since March 1999) of Oppenheimer Acquisition Corp. and of OppenheimerFunds Legacy Program (since April
2000); an officer of other Oppenheimer funds.

Carol Wolf,
Senior Vice President      An officer and/or portfolio manager of certain Oppenheimer funds; serves on the Board of Chinese Children Adoption International Parents Council, Supporters of Children, and the Advisory Board of
Denver Children's Hospital Oncology Department.

Kurt Wolfgruber
Senior Vice President      Senior Investment Officer, Director of Domestic Equities; member of the Investment
Product Review Committee and the Executive Committee of HarbourView Asset Management Corporation.

Caleb C. Wong,
Vice President    None.

Robert G. Zack,
Senior Vice President and
Secretary, Acting
General Counsel   Secretary of Shareholder Services, Inc. (since May 1985), Shareholder Financial Services, Inc.
(since November 1989), OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October
1997); an officer of other Oppenheimer funds.

Jill Zachman,
Assistant Vice President:
Rochester Division         None.

Neal A. Zamore,
Vice President    Formerly (until May 2000) Vice President at GE Capital.

Mark D. Zavanelli,
Assistant Vice President   None.

Arthur J. Zimmer,
Senior Vice President      Senior Vice President (since April 1999) of HarbourView Asset Management Corporation.

Susan Zimmerman,
Vice President    None.

The Oppenheimer Funds include the New York-based Oppenheimer Funds, the Denver-based Oppenheimer Funds and the
Oppenheimer Quest /Rochester Funds, as set forth below:

New York-based Oppenheimer Funds

Oppenheimer California Municipal Fund
Oppenheimer Capital Appreciation Fund
Oppenheimer Capital Preservation Fund
Oppenheimer Concentrated Growth Fund
Oppenheimer Developing Markets Fund
Oppenheimer Discovery Fund
Oppenheimer Emerging Growth Fund
Oppenheimer Emerging Technologies Fund
Oppenheimer Enterprise Fund
Oppenheimer Europe Fund
Oppenheimer Global Fund
Oppenheimer Global Growth & Income Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer Growth Fund
Oppenheimer International Growth Fund
Oppenheimer International Small Company Fund
Oppenheimer Large Cap Growth Fund
Oppenheimer Mid Cap Value Fund
Oppenheimer Money Market Fund, Inc.
Oppenheimer Multi-Sector Income Trust
Oppenheimer Multi-State Municipal Trust
Oppenheimer Multiple Strategies Fund
Oppenheimer Municipal Bond Fund
Oppenheimer New York Municipal Fund
Oppenheimer Series Fund, Inc.
Oppenheimer Trinity Core Fund
Oppenheimer Trinity Growth Fund
Oppenheimer Trinity Value Fund
Oppenheimer U.S. Government Trust

Quest/Rochester Funds

Limited Term New York Municipal Fund
Oppenheimer Convertible Securities Fund
Oppenheimer MidCap Fund
Oppenheimer Quest Capital Value Fund, Inc.
Oppenheimer Quest For Value Funds
Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer Quest Value Fund, Inc.
Rochester Fund Municipals

Denver-based Oppenheimer Funds

Centennial America Fund, L.P.
Centennial California Tax Exempt Trust
Centennial Government Trust
Centennial Money Market Trust
Centennial New York Tax Exempt Trust
Centennial Tax Exempt Trust
Oppenheimer Cash Reserves
Oppenheimer Champion Income Fund
Oppenheimer Capital Income Fund
Oppenheimer High Yield Fund
Oppenheimer Integrity Funds
Oppenheimer International Bond Fund
Oppenheimer Limited-Term Government Fund
Oppenheimer Main Street Opportunity Fund
Oppenheimer Main Street Small Cap Fund
Oppenheimer Main Street Funds, Inc.
Oppenheimer Municipal Fund
Oppenheimer Real Asset Fund
Oppenheimer Select Managers
Oppenheimer Senior Floating Rate Fund
Oppenheimer Strategic Income Fund
Oppenheimer Total Return Fund, Inc.
Oppenheimer Variable Account Funds
Panorama Series Fund, Inc.

The address of OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc., HarbourView Asset Management Corp.,
Oppenheimer Partnership Holdings, Inc., Oppenheimer Acquisition Corp. and OFI Private Investments, Inc. is 498
Seventh Avenue, New York, New York 10018.

The address of the New York-based Oppenheimer Funds, the Quest Funds, the Rochester-based funds, the Denver-based
Oppenheimer Funds, Shareholder Financial Services, Inc., Shareholder Services, Inc., OppenheimerFunds Services,
Centennial Asset Management Corporation, Centennial Capital Corp., and Oppenheimer Real Asset Management, Inc. is
6803 South Tucson Way, Englewood, Colorado 80112.

Item 27. Principal Underwriter

(a)      OppenheimerFunds Distributor, Inc. is the Distributor of the Registrant's shares. It is also the
Distributor of each of the other registered open-end investment companies for which OppenheimerFunds, Inc. is the investment adviser, as described in Part A and B of this Registration Statement and listed in Item 26(b) above
(except Oppenheimer Multi-Sector Income Trust and Panorama Series Fund, Inc.) and for MassMutual Institutional
Funds.

(b)      The directors and officers of the Registrant's principal underwriter are:

Name & Principal  Positions & Offices       Positions & Offices
Business Address  with Underwriter  with Registrant

Robert Agan (1)   Vice President    None

Jason R. Bach     Vice President    None
3264 Winthrop Circle
Marietta, GA 30067

William M. Beardsley       Vice President   None
1521 Arrow Wood Land
Downers Grove, IL 60515

Kathleen Beichert (1)      Vice President   None

Gabriella Bercze (2)       Vice President   None

Douglas S. Blankenship     Vice President   None
17011 Woodbark
Spring, TX  77379

Tracey Blinzler (1)        Assistant Vice President  None

Christina Bourgeois (2)    Assistant Vice President  None

L. Scott Brooks (2)        Vice President   None

Kevin E. Brosmith Senior Vice President     None
170 Phillip Court
Lake Bluff, IL 60044

Jeffrey W. Bryan (2)       Vice President   None

Susan Burton      Vice President    None
4127 Towne Green Circle
Addison, TX 75001

Kathleen Mary Byron        Vice President   None
6 Dahlia Drive
Irvine, CA 92618

H.C. Digby Clements        Vice President   None
200 Oaklane
Rochester, NY 14610

Robert A. Coli    Vice President    None
12 White Tail Lane
Bedminster, NJ 07921

William Coughlin (2)       Vice President   None

Jill E. Crockett (2)       Assistant Vice President  None

Jeffrey D. Damia (2)       Vice President   None

John Davis (2)    Assistant Vice President  None

Stephen J. Demetrovits (2) Vice President   None

Christopher DeSimone       Vice President   None
5105 Aldrich Avenue South
Minneapolis, MN 55419

Michael W. Dickson         Vice President   None
21 Trinity Avenue
Glastonbury, CT 06033

Joseph A. DiMauro Vice President    None
244 McKinley Avenue
Grosse Pointe Farms, MI 48236

Steven Dombrower (2)       Vice President   None

George P. Dougherty        Vice President   None
4090 Redbud Circle
Doylestown, PA 18901

Cliff H. Dunteman Vice President    None
1196 Fieldstone Dr.
Crystal Lake, IL 60014-1642

John Eiler (2)    Vice President    None

Kent M. Elwell    Vice President    None
35 Crown Terrace
Yardley, PA  19067

Gregg A. Everett  Vice President    None
7124 Trysail Circle
Tampa, FL 33607

George R. Fahey   Vice President    None
9 Townview Court
Flemington, NJ 08822

Eric C. Fallon    Vice President    None
10 Worth Circle
Newton, MA 02458

Katherine P. Feld (2)      Vice President and        None
         Corporate Secretary

Mark J. Ferro (2) Vice President    None

Ronald H. Fielding (3)     Vice President   None

Patrick W. Flynn (1)       Senior Vice President     None

John E. Forrest (2)        Senior Vice President     None

John ("J") Fortuna (2)     Vice President   None

P. Lyman Foster (2)        Senior Vice President     None

Victoria Friece (1)        Assistant Vice President  None

Luiggino J. Galleto        Vice President   None
10302 Riesling Court
Charlotte, NC 28277

Michelle M. Gans  Vice President    None
2700 Polk Street, Apt. #9
San Francisco, CA 94109

Lucio Giliberti   Vice President    None
6 Cyndi Court
Flemington, NJ 08822

Raquel Granahan (2)        Vice President   None

Ralph Grant (2)   Senior Vice President     None

Michael D. Guman  Vice President    None
3913 Pleasant Avenue
Allentown, PA 18103

Tonya N. Hammet   Assistant Vice President  None
2612 W. Grand Reserve Circle #227
Clearwater, FL 33759

Clifford W. Heidinger      Vice President   None
90 Gates Street
Portsmouth, NH 03801

Phillipe D. Hemery         Vice President   None
184 Park Avenue
Rochester, NY 14607

Elyse R. Jurman Herman     Vice President   None
1194 Hillsboro Mile, Villa 51
Hillsboro Beach, FL  33062

Wendy G. Hetson   Vice President    None
4 Craig Street
Jericho, NY 11753

Kristen L. Heyburn         Vice President   None
2315 Mimosa Drive #2
Houston, TX 77019

William E. Hortz (2)       Vice President   None

Edward Hrybenko (2)        Vice President   None

Brian F. Husch (2)         Vice President   None

Richard L. Hymes (2)       Vice President   None

Kathleen T. Ives (1)       Vice President   None

Eric K. Johnson   Vice President    None
28 Oxford Avenue
Mill Valley, CA 94941

Mark D. Johnson   Vice President    None
15792 Scenic Green Court
Chesterfield, MO 63017

John S. Kavanaugh Vice President    None
2 Cervantes, Apt. #301
San Francisco, CA 94123

Christina J. Keller (2)    Vice President   None

Brian G. Kelly    Vice President    None
60 Larkspur Road
Fairfield, CT 06430

Michael Keogh (2) Vice President    None

Lisa Klassen (1)  Assistant Vice President  None

Richard Klein     Senior Vice President     None
4820 Fremont Avenue So.
Minneapolis, MN 55409

Richard Knott (2) Vice President    None

Dean Kopperud (2) Senior Vice President     None

Brent A. Krantz   Senior Vice President     None
P. O. Box 1313
Seahurst, WA 98062

David T. Kuzia    Vice President    None
9697 S. Golden Eagle Dr.
Highlands, CO 80126

Tracey Lange (2)  Vice President    None

Dawn Lind         Vice President    None
21 Meadow Lane
Rockville Centre, NY 11570

Malissa Lischin (2)        Assistant Vice President  None

James V. Loehle   Vice President    None
30 Wesley Hill Lane
Warwick, NY 10990

Joseph X. Loftus (2)       Assistant Vice President  None

John J. Lynch     Vice President    None
5341 Ellsworth
Dallas, TX 75206

Mark Macken       Vice President    None
462 Lincoln Avenue
Sayville, NY 11782

Michael Magee (2) Vice President    None

Steven C. Manns   Vice President    None
1941 W. Wolfram
Chicago, IL 60657

Todd A. Marion    Vice President    None
3 St. Marks Place
Cold Spring Harbor, NY 11724

David M. Martin   Vice President    None
10155 S. Woodrose Lane
Highlands Ranch, CO 80126

LuAnn Mascia (2)  Assistant Vice President  None

Theresa-Marie Maynier      Vice President   None
2421 Charlotte Drive
Charlotte, NC 28203

Anthony P. Mazzariello     Vice President   None
704 Beaver Road
Leetsdale, PA 15056

John C. McDonough Vice President    None
3812 Leland Street
Chevy Chase, MD 20815

Kent C. McGowan   Vice President    None
18424 12th Avenue West
Lynnwood, WA 98037

Dixon Morgan      Vice President    None
1820 Berkshire Rd.
Gates Mills, OH 44040

Charles Murray (2)         Senior Vice President     None

Wendy Jean Murray Vice President    None
32 Carolin Road
Upper Montclair, NJ 07043

John W. Nesnay    Vice President    None
9511 S. Hackberry Street
Highlands Ranch, CO 80126

Kevin P. Neznek (2)        Vice President   None

Patrick J. Noble  Vice President    None
1155 Wellesley Avenue #204
Los Angeles, CA 90049

Chad V. Noel      Vice President    None
2408 Eagleridge Drive
Henderson, NV 89014

Raymond Olsen (1) Assistant Vice President  None
         & Treasurer

Gayle E. Pereira  Vice President    None
2707 Via Arboleda
San Clemente, CA 92672

Brian C. Perkes   Vice President    None
8734 Shady Shore Drive
Frisco, TX 75034

Charles K. Pettit Vice President    None
22 Fall Meadow Drive
Pittsford, NY 14534

William L. Presutti        Vice President   None
238 Kemp Avenue
Fair Haven, NJ 07704

Steven Puckett (2)         Vice President   None

Elaine Puleo-Carter (2)    Senior Vice President     None

Christopher L. Quinson     Vice President   None
19 Cayuga Street
Rye, NY 10580

Minnie Ra         Vice President    None
100 Dolores Street, #203
Carmel, CA 93923

Heather Rabinowitz (2)     Assistant Vice President  None

Gary D. Rakan     Vice President    None
25031 Woodridge Triangle
Farmington, MI 48335

Michael A. Raso   Vice President    None
16 N. Chatsworth Ave., Apt. 301
Larchmont, NY  10538

Douglas Rentschler         Vice President   None
677 Middlesex Road
Grosse Pointe Park, MI 48230

Michelle Simone Richter (2)         Vice President   None

Ruxandra Risko(2) Vice President    None

David R. Robertson (2)     Senior Vice President     None

Kenneth A. Rosenson        Vice President   None
24753 Bantage Point Terr.
Malibu, CA 90265

James H. Ruff (2) President & Director      None

William R. Rylander        Vice President   None
85 Evergreen Road
Vernon, CT 06066

Thomas Sabow (2)  Vice President    None

Alfredo Scalzo    Vice President    None
9616 Lake Chase Island Way
Tampa, FL 33626

Michael Sciortino Vice President    None
785 Beau Chene Drive
Mandeville, LA 70471

Eric Sharp        Vice President    None
862 McNeill Circle
Woodland, CA 95695

Debbie Simon (2)  Vice President    None

Douglas Bruce Smith        Vice President   None
808 South 194th Street
Seattle,WA 98148

William A. Spetrino        Vice President   None
7631 Yennicook Way
Hudson, OH 44236

Byron D. Stein    Vice President    None
7000 Island Blvd., Apt. 1408
Aventura, FL 33160

John Stoma (2)    Senior Vice President     None

David E. Sturgis  Vice President    None
81 Surrey Lane
Boxford, MA 01921

Brian C. Summe    Vice President    None
239 N. Colony Drive
Edgewood, KY 41017

Michael Sussman(2)         Vice President   None

George T. Sweeney Senior Vice President     None
5 Smoke House Lane
Hummelstown, PA 17036

Andrew E. Sweeny  Vice President    None
5967 Bayberry Drive
Cincinnati, OH 45242

Scott McGregor Tatum       Vice President   None
704 Inwood
Southlake, TX 76092

James Taylor (2)  Assistant Vice President  None

Martin Telles (2) Senior Vice President     None

Martin Temple (2) Vice President    None

David G. Thomas   Vice President    None
1328 N. Cleveland Street
Arlington, VA 22201

Bryan K.Toma      Vice President    None
14575 S. Gallery
Olathe, KS 66062

Floyd A. Tucker   Vice President    None
1930 W. Barry Ave., #2
Chicago, IL 60657

Tanya Valency (2) Vice President    None

Mark Vandehey (1) Vice President    None

Andrea Walsh (1)  Vice President    None

Suzanne Walters (1)        Assistant Vice President  None

Teresa Ward (1)   Vice President    None

Michael J. Weigner         Vice President   None
4905 W. San Nicholas Street
Tampa, FL 33629

Donn Weise        Vice President    None
3249 Earlmar Drive
Los Angeles, CA 90064

Catherine White (2)        Assistant Vice President  None

Marjorie J. Williams       Vice President   None
6930 East Ranch Road
Cave Creek, AZ 85331

Thomas Wilson (2) Vice President    None

Donna Winn (2)    Senior Vice President     None

Philip Witkower (2)        Senior Vice President     None

Cary Patrick Wozniak       Vice President   None
18808 Bravata Court
San Diego, CA 92128

Gregor D. Yuska   Vice President    None
16035 Canterbury Estates Dr.
Ellisville, MO 63021

Jill Zackman      Vice President    None
10 Colonial Circle
Fairport, NY 14450

(1)6803 South Tucson Way, Englewood, CO 80112
(2)  498 Seventh Avenue, New York, NY 10018
 (3)350 Linden Oaks, Rochester, NY 14623

(c)      Not applicable.

Item 28.  Location of Accounts and Records
The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the
Investment Company Act of 1940 and rules promulgated thereunder are in the possession of OppenheimerFunds, Inc.
at its offices at 6803 South Tucson Way, Englewood, Colorado 80112.

Item 29.  Management Services

Not applicable

Item 30.  Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the
Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York  on the
22nd day of January, 2002.

OPPENHEIMER GLOBAL FUND

         By: /s/ John V. Murphy*
         -----------------------------------
         John V. Murphy, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities on the dates indicated:

Signatures        Title    Date
----------        -----    ----

/s/Leon Levy*     Chairman of the   January 22, 2002
--------------    Board of Trustees
Leon Levy

/s/ John V. Murphy*        President, Principal      January 22, 2002
------------------------   Executive Officer
John V. Murphy    and Trustee

/s/Donald W. Spiro*        Vice Chairman    January 22, 2002
--------------------       and Trustee
Donald W. Spiro

/s/Brian W. Wixted*        Treasurer, Principal Financial
------------------------   and Accounting Officer    January 22, 2002
Brian W. Wixted

/s/Robert G. Galli*        Trustee  January 22, 2002
-------------------
Robert G. Galli

/s/Philip A. Griffiths*    Trustee  January 22, 2002
--------------------------
Philip A. Griffiths

/s/Benjamin Lipstein*
----------------------     Trustee  January 22, 2002
Benjamin Lipstein

/s/Elizabeth B. Moynihan*  Trustee  January 22, 2002
--------------------------
Elizabeth B. Moynihan

Signatures        Title    Date
--------------    ------   --------

/s/Kenneth A. Randall*     Trustee  January 22, 2002
-----------------------
Kenneth A. Randall

/s/Edward V. Regan*        Trustee  January 22, 2002
--------------------
Edward V. Regan

/s/Russell S. Reynolds, Jr.*        Trustee January 22, 2002
-----------------------------
Russell S. Reynolds, Jr.

/s/Clayton K. Yeutter*     Trustee  January 22, 2002
-----------------------
Clayton K. Yeutter

*By:  /s/ Robert G. Zack
    --------------------------------
    Robert G. Zack, Attorney-in-Fact

OPPENHEIMER GLOBAL FUND

EXHIBIT INDEX

Exhibit No.       Description

23(c)(i)          Specimen Class A Share Certificate

23(c)(ii)         Specimen Class B Share Certificate

23(c)(iii)        Specimen Class C Share Certificate

23(c)(iv)         Specimen Class N Share Certificate

23(c)(v) Specimen Class Y Share Certificate

23(j)    Independent Auditors' Consent

23(m)(iv)         Distribution and Service Plan Agreement for Class N Shares